GREIF®

PACKAGING SUCCESS TOGETHER™

Investor Presentation

July 2021

Safe harbor

FORWARD-LOOKING STATEMENTS

- This presentation contains certain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. The words “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “aspiration,” “objective,” “project,” “believe,” “continue,” “ontrack” or “target” or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward looking statements are based on information currently available to management. Such forward-looking statements are subject to certain risks and uncertainties that could cause events and the Company’s actual results to differ materially from those expressed or implied. Please see the disclosure regarding forward-looking statements immediately preceding Part I of the Company’s Annual Report on the most recently filed Form 10-K. The company assumes no obligation to update any forward-looking statements.

REGULATION G

- This presentation includes certain non-GAAP financial measures like Adjusted EBITDA and other measures that exclude special items such as restructuring and other unusual charges and gains that are volatile from period to period. Management of the company uses the non-GAAP measures to evaluate ongoing operations and believes that these non-GAAP measures are useful to enable investors to perform meaningful comparisons of current and historical performance of the company. All non-GAAP data in the presentation are indicated by footnotes. Tables showing the reconciliation between GAAP and non-GAAP measures are available at the end of this presentation and on the Greif website at **www.greif.com**

Greif: the leading industrial packaging solutions provider

FY20 Net Sales by Segment



Global Industrial Packaging
Paper Packaging & Services
Land Management

FY20 Adj. EBITDA[1] by Segment



Global Industrial Packaging
Paper Packaging & Services
Land Management

Highlights & Capabilities

- Leading product positions in multiple packaging substrates
- Extensive geographic portfolio (presence in 40+ countries) with wide market reach
- Demonstrated commitment to customer service and industry partnership
- Broadest industrial packaging product portfolio capability of fulfilling customer needs

Financial Performance

	FY20	FY18
Revenue	$4.5B	$3.9B
Adjusted EBITDA[1]	$643M	$503M
Adjusted EBITDA Margin	14.2%	13.0%
Adjusted Free Cash Flow[1]	$346M	$179M

GREIF PACKAGING SUCCESS TOGETHER™

(1) A summary of all adjustments that are included in Adj. EBITDA and Adj. Free Cash Flow is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Evident step change in performance and free cash flow

Net Sales Growth ($ in Billions)

+5% CAGR


$3.6
$3.3
$3.6
$3.9
$4.6
$4.5
2015
2016
2017
2018
2019
2020

Adjusted EBITDA[1] ($ in Millions)

+10% CAGR


$394
$428
$446
$503
$659
$643
2015
2016
2017
2018
2019
2020

Adjusted Free Cash Flow[1] ($ in Millions)

+34% CAGR


$81
$201
$209
$179
$268
$346
2015
2016
2017
2018
2019
2020

Class A Dividend ($/sh)

+1% CAGR


$1.68
$1.68
$1.68
$1.72
$1.76
$1.76
2015
2016
2017
2018
2019
2020

GREIF PACKAGING SUCCESS TOGETHER™

CAGR
'15-'20

(1) A summary of all adjustments that are included in Adj. EBITDA and Adj. Free Cash Flow is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Well positioned to capitalize on external growth drivers

Global growth recovery post COVID; Ongoing growth in emerging markets

- ✓ Extensive reach with operations in > 40 countries
- ✓ Leading producer of steel / plastic / fibre drums; rigid / flexible intermediate bulk containers; industrial closures; uncoated recycled boxboard

Expanding influence of sustainability and multi-use packaging

- ✓ Expanding IBC collection and reconditioning network
- ✓ Developing "greener" coatings and paper grades with 100% recycled content

Expansion of e-commerce

- ✓ Utilizing “Sheet-feeder plus” network to provide full range of capabilities and support (i.e., light / heavy weights, cold storage, etc.)

Increasing importance of food safety and overall hygiene needs

- ✓ Penetrating food and beverage end markets in both GIP and PPS

FY2021 outlook demonstrates further improvement

Adj. Class A EPS (actual and outlook)[3]



$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
FY15
FY16
FY17
FY18
FY19
FY20
FY21 outlook

Financial outlook ($/sh, $M)	FY 2021
Adj. Class A EPS[1]	$4.55 - $4.85
Adj. Free Cash Flow[2]	$285 - $325

Financial assumptions ($M)	FY 2021
Interest expense	$97 - $101
DD&A	$237 - $242
Non-GAAP tax rate	22 – 26%
Adj. Capital expenditure	$130 - $150

Other outlook assumptions

- FY21 OCC = $101/ton
- Operating working capital anticipated to be a use of cash

(1) No reconciliation of the fiscal 2021 Class A earnings per share before adjustments guidance or tax rate excluding the impact of adjustments guidance, both non-GAAP financial measures which exclude gains and losses on the disposal of businesses, timberland and properties, plants and equipment, non-cash pension settlement (income) charges, acquisition and integration related costs, incremental COVID-19 costs, net, restructuring and impairment charges, is included in this release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts

(2) A reconciliation of 2021 adjusted free cash flow guidance to forecasted net cash provided by operating activities, the most directly comparable GAAP financial measure is included in the appendix of this presentation.

(3) A summary of all adjustments that are included in historical Adj. Class A EPS is set forth in the appendix of this presentation

Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Solid volume performance in key substrates in FQ3 to date


FQ3 '21 vs. FQ3 '20 volume snapshot (per day basis)[1]
40%
35%
30%
25%
20%
15%
10%
5%
0%
Steel drums
Intermediate Bulk Containers (IBC)
Corrugated sheets
Tube / cores

[1]FQ3 refers to May and June actual volume performance on a per day basis.

Three part capital deployment strategy

Reinvest in the business

✓ Fund maintenance to sustain the "cash machine" and organic growth opportunities that exceed required returns

Capex Uses



Maintenance
Growth
Compliance

Return cash to shareholders

✓ Remain committed to regular capital returns and potentially growing dividend once target leverage ratio is secure

Yield



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Greif.A
S&P 500
Russell 2000

De-lever the balance sheet

✓ Transfer enterprise value from debt-to-equity holders and achieve targeted leverage ratio (2.0-2.5x) by 2023

✓ Completed sale of ~69K Timberland for $149M

Total Debt Balance ($B)



$2.5
$1.5
Q2'20
Q2'21

Note: Greif Class A dividend yield, S&P 500 dividend yield and Russell 2000 dividend yield as of 7/19/2021.Data sourced from IR Insight.

GREIF PACKAGING SUCCESS TOGETHER™

Grounded in purpose, vision and three strategic priorities

Purpose	**To safely package and protect our customers' goods and materials to serve the essential needs of communities around the world**		
Vision	**In industrial packaging, be the best performing customer service company in the world**		
Strategic Priorities	**Engaged Teams** • Best in class health and safety • Top decile colleague engagement • Accountability aligned to value creation	**Differentiated Customer Service** • Deliver Superior customer experience • Create value for our customers through a solutions-based approach • Earn our customers' trust and loyalty	**Enhanced Performance** • Value driven growth • Margin and Free Cash Flow expansion via the Greif Business System • Sustainability commitment
Key Enabler	***The Greif Business System***		
Values	***THE GREIF WAY***		

An organization focused on winning and built on culture

A values-based culture built upon Servant Leadership…

Greif's Global Team Behaviors



Communicate with respect, candor, and trust
Act with the mindset of a champion
Model the behaviors of a servant leader
Think Greif first

With industry leading colleague engagement…

Gallup Engagement Score



3.81
55th
3.97
74th
4.17
89th
4.20
90th
2018
2019
2020
2021

Denotes manufacturing sector percentile ranking

And a vision to serve customers with excellence…

Customer Satisfaction Index[1]



73
82
86
87
90
93
2015
2016
2017
2018
2019
2020

The best players don't always win but the best teams do

GREIF PACKAGING SUCCESS TOGETHER™

[1]CSI is an internal measure of a plant's or business' performance against selected parameters that customers experience, giving us an indication of our level of meeting our customers basic needs. Components include: customer complaints received; customer complaints open greater than 30 days; credits raised; number of late deliveries; and the number of deliveries.

Elevating ESG to further enhance business performance

Environmental

Building upon our track record of success as a strong steward of the environment and a leader in circularity

- ✓ Climate – achieve 28% reduction in scope 1 & 2 greenhouse gas emissions by 2030; determine scope 3 reduction feasibility by 2023
- ✓ Waste – divert 90% or more of waste to landfill by 2025 at all production facilities

Social

Further enhancing our culture of safety and engagement

- ✓ Introduced "Zero Harm" safety commitment
- ✓ Expanding DE&I initiatives – launched 2 colleague resource groups; deploying unconscious bias and inclusive leadership training
- ✓ Increase women in management positions by 25% by 2025

Governance

Strong oversight established and "top-down" alignment in place

- ✓ Ongoing board oversight, committee engagement and regular updates
- ✓ Internal sustainability management team in place; quarterly ESG management reviews conducted
- ✓ Measurement and tracking via the Greif Business System



Compelling investment thesis and strong track record

Robust and diverse product portfolio with exposure to a variety of end markets globally	Compelling customer value proposition due to demonstrated commitment to customer service	Numerous avenues for incremental low risk growth and margin enhancement	Consistent capital allocation, compelling dividend and focus on Free Cash Flow expansion	Committed to sustainability leadership
✓ Leading producer of steel / plastic / fibre drums; rigid / flexible intermediate bulk containers; industrial closures; uncoated recycled boxboard	✓ Creating stickier customer relationships through industry leading customer service and commitment to solving customer problems	✓ Utilizing the Greif Business System to drive cost control, operating discipline and capture incremental returns on investment	✓ Actively de-levering the balance sheet to accelerate shift in enterprise value to equity holders	✓ Embedding ESG deeper into the business: ✓ A" rating from MSCI ✓ "Low Risk" rating from Sustainalytics ✓ "A-" rating from CDP

GREIF PACKAGING SUCCESS TOGETHER™

Business Segment Overview

PACKAGING SUCCESS TOGETHER™

Global Industrial Packaging (GIP) Segment Overview

FY20 Net Sales by Product / Geography / End Market



Steel
Large / Med Plastic
Small Plastic
Fibre
IBC
1&2 Loop FIBC
4 Loop FIBC
Other



N. America
L. America
EMEA
Asia Pacific



Petrol Prod, Lube Oils & Adds.
Specialty chemicals
Bulk / Commodity chemicals
Packaging distributors
Paints, Coatings, Inks & Adhesives
Solid food prod, pastes
Agro chemicals
Pharmaceuticals & personal care
Juice & beverage products
Blenders, Fillers & Chem. Distr.
Flavors & Fragrances
Silicones
Waste industry
Detergents & Surfactants
Solvents & Glycol based prord.
Other

Highlights & Capabilities

- Extensive global expertise and operational footprint
- Industry's most comprehensive product line offering
  - #1 product share in steel drum, fibre drums and Flexible Intermediate Bulk Container (FIBC); #2 in plastic drums; and #3 in Intermediate Bulk Containers (IBC)
- Differentiated customer service focus with long-term relationships

Financial Performance

	FY20	FY18
Revenue	$2.6B	$2.9B
Adjusted EBITDA[1]	$324M	$299M
Adjusted EBITDA Margin	12.6%	10.1%

(1) A summary of all adjustments that are included in Adj. EBITDA for the GIP segment is set forth in the appendix of this presentation

Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

GIP: segment strategy focused on execution and growth

Protect the core

Maintain leadership positions in steel, fibre and FIBCs and innovate to provide customers with optimal packaging solutions and expertise

Leading market positions in steel, fibre and FIBCs



Utilize GBS to enhance underperforming assets

Pursue plans / actions to improve assets underperforming relative to their potential and remain strategic to Greif's portfolio

Adj. EBITDA[1] margin expansion


10.6%
10.8%
14.8%
13.3%
Q2'18
Q2'19
Q2'20
Q2'21

"Pivot to Plastic" and grow IBC portfolio

Expand IBC and IBC reconditioning capabilities through greenfield investment and strategic partnership and further penetrate attractive markets (i.e. food, pharma)

Global IBC volume growth


2017
2018
2019
2020

GREIF PACKAGING SUCCESS TOGETHER™

(1) A summary of all adjustments that are included in the Adj. EBITDA is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

GIP: track record of improving business results


GIP Adj. EBITDA1 Margin Expansion
10.9%
10.1%
10.7%
12.6%
FY17
FY18
FY19
FY20

Operational excellence and commercial execution underpinning margin expansion:

✓ **Enhanced price / product mix management**

- Improved pricing realization and price adjustment mechanism (PAM) execution
- Further investment into plastic and IBC products and reconditioning

✓ **Network consolidation savings and production cost efficiencies**

- Back-office sales, procurement and G&A efficiency efforts
- Global footprint optimization and standardization across manufacturing, sales, sourcing and supply chain
- Greif Business System deployment to sub-optimal performing assets

GREIF PACKAGING SUCCESS TOGETHER™

(1) A summary of all adjustments that are included in Adj. EBITDA is set forth in the appendix of this presentation
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

GIP: pivot to plastic and grow IBC portfolio


TOYOTA

- **IBCs are the fastest growing industrial packaging substrate and offer numerous advantages**
  - Ease of movement and discharge
  - Greater space efficiency
  - Greater durability and product strength
  - Enhances sustainability (circularity / PCR)
- **Greif's strategy: grow IBC capacity and expand IBC reconditioning expertise / capabilities**
  - Greenfields and expansions completed in Spain, Russia, Netherlands and Houston
  - 3 new blow molders and 1 new cage line currently being added to portfolio
- **New partnerships offer more market experience and expertise**

Paper Packaging & Services (PPS) Segment Overview

FY20 Net Sales by Product & Geography


Mills
Corrugated sheets
Box Board Products (JV)
Tube / cores


North America

Highlights & Capabilities

- Niche position in containerboard and CRB; strong position in URB and tubes/cores
- Best in class, differentiated customer service orientation
- Vertically integrated from recycled fiber to paperboard to converted products
- Unique converting capabilities; specialty product portfolio; speed to market focus

Financial Performance

	FY20	FY18
Revenue	$1.9B	$0.9B
Adjusted EBITDA[1]	$306M	$192M
Adjusted EBITDA Margin	16.0%	21.4%

(1) A summary of all adjustments that are included in Adj. EBITDA for the PPS segment is set forth in the appendix of this presentation

Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

PPS: segment strategy focused on integration and growth

Integrate and achieve Caraustar synergies	Boost containerboard integration	Grow specialty products	Capitalize on sustainable packaging & e-commerce trends
Complete Caraustar integration, realize synergies and identify additional opportunities	Through new Palmyra sheet feeder and ongoing growth in specialty products	Growth in higher margin products such as litho-laminates, coating products and bulk packaging	Further penetrate e-commerce market and provide packaging solutions in support of sustainability strategy

PPS Caraustar synergies



$80
$70
$60
$50
$40
$30
$20
$10
$0
Deal Assumption
FY19 Realized
FY20 Realized
FY22 Expected

New Palmyra sheet feeder



PPS specialty sales



25%
20%
15%
10%
5%
0%
FY18
FY19
FY20
Long term target

Litho-laminates



Appendix

PACKAGING SUCCESS TOGETHER™

Substantial increase in Free Cash Flow on the horizon

$M	FY '22 Adj. EBITDA[1]	FY '22 Adj. Free Cash Flow[2]
GIP	$342 – $379	
PPS	$437 – $477	
Land	$6 – $9	
Total Company	**$785 – $865**	**$410 – $450**

FY 2022 commitments assume a 2018 like economy

(1) No reconciliation of the fiscal year 2022 Adjusted EBITDA, a non-GAAP financial measure which excludes gains and losses on the disposal of businesses, timberland and property, plant and equipment, acquisition costs, non-cash pension settlement charges, restructuring and impairment charges is included in this presentation because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

(2) No reconciliation of the fiscal year 2022 Adjusted free cash flow, defined as net cash provided by (used in) operating activities, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition-related costs, plus cash paid for debt issuance costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition-related Enterprise Resource Planning (ERP) systems, is included in this presentation because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts

ESG: Key targets and recognition

Targets		
Diversity & Inclusion	25%	Increase in proportion of women in management by the end of FY25
Waste	90%	Waste diverted from landfills from all legacy Greif production facilities by the end of FY25
Water	10%	Reduction in BOD discharged in kilograms per metric ton of production by the end of FY25
Emissions	28%	Reduction in Scope 1 and 2 by the end of FY20; Scope 3 ambition to be determined by FY23

Recognition		
Responsibility	Newsweek	Recognized Greif on its list of America's Most Responsible Companies for two consecutive years
Sustainability	EcoVadis	Awarded Gold Rating in sustainability performance for three consecutive years
Leadership	CDP	Awarded "A- Leadership" ranking for three consecutive years in annual climate change assessment

GAAP to Non-GAAP Reconciliation:

Segment and Consolidated Financials: Operating Profit to Adjusted EBITDA

(in millions)	Twelve Months Ended October 31, 2015	2016	2017	2018	2019	2020
Global Industrial Packaging						
Operating profit	49.8	128.4	195.9	202.6	204.9	225.4
Less: Non-cash pension settlement charge	-	-	16.8	1.3	-	0.4
Less: Other expense, net	3.6	9.0	12.1	17.7	6.0	4.0
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.8)	(0.8)	(2.0)	(3.0)	(2.9)	(1.5)
Plus: Depreciation and amortization expense	102.6	92.3	84.0	88.1	82.5	84.5
EBITDA	$ 149.6	$ 212.5	$ 253.0	$ 274.7	$ 284.3	$ 307.0
Plus: Restructuring charges	37.7	25.3	12.4	18.2	19.8	28.8
Plus: Acquisition and integration related costs	0.3	0.2	0.5	0.7	0.6	-
Plus: Non-cash asset impairment charges	45.1	49.9	20.8	8.3	2.7	6.0
Plus: Non-cash pension settlement charge	-	-	16.8	1.3	-	0.4
Plus: Incremental COVID-19 costs, net	-	-	-	-	-	0.7
Plus: Loss (gain) on disposal of properties, plants, equipment and businesses, net	5.4	6.3	3.7	(4.2)	(8.9)	(18.6)
Plus: Impact of Venezuela devaluation of inventory on cost of products sold	9.3	-	-	-	-	-
Plus: Impact of Venezuela devaluation on other income	(4.9)	-	-	-	-	-
Adjusted EBITDA	$ 242.5	$ 294.2	$ 307.2	$ 299.0	$ 298.5	$ 324.3
Paper Packaging & Services						
Operating profit	109.3	89.1	93.5	158.3	184.3	71.0
Less: Non-cash pension settlement charge (income)	-	-	10.2	-	-	(0.1)
Less: Other expense (income), net	(0.4)	-	(0.1)	0.7	(3.4)	(1.3)
Plus: Depreciation and amortization expense	28.7	31.6	31.9	34.2	119.3	153.5
EBITDA	$ 138.4	$ 120.7	$ 115.3	$ 191.8	$ 307.0	$ 225.9
Plus: Restructuring charges	2.2	1.5	0.3	0.4	6.2	9.9
Plus: Acquisition and integration related costs	-	-	0.2	-	29.1	17.0
Plus: Non-cash asset impairment charges	0.8	1.5	-	-	5.1	12.5
Plus: Non-cash pension settlement charge (income)	-	-	10.2	-	-	(0.1)
Plus: Incremental COVID-19 costs, net	-	-	-	-	-	1.9
Plus: Loss (gain) on disposal of properties, plants, equipment and businesses, net	(0.5)	(0.4)	0.1	0.1	0.9	39.3
Adjusted EBITDA	$ 140.9	$ 123.3	$ 126.1	$ 192.3	$ 348.3	$ 306.4
Land Management						
Operating profit	33.7	8.1	10.1	9.6	9.9	8.5
Less: Non-cash pension settlement charge	-	-	0.1	-	-	-
Plus: Depreciation, depletion and amortization expense	3.3	3.8	4.6	4.6	4.3	4.5
EBITDA	$ 37.0	$ 11.9	$ 14.6	$ 14.2	$ 14.2	$ 13.0
Plus: Restructuring charges	0.1	0.1	-	-	0.1	-
Plus: Timberland gains, net	(24.3)	-	-	-	-	-
Plus: Non-cash pension settlement charge	-	-	0.1	-	-	-
Plus: Gain on disposal of properties, plants, equipment and businesses, net	(2.7)	(1.7)	(2.5)	(2.3)	(2.2)	(1.1)
Adjusted EBITDA	$ 10.1	$ 10.3	$ 12.2	$ 11.9	$ 12.1	$ 11.9
Consolidated EBITDA	$ 325.0	$ 345.1	$ 382.9	$ 480.7	$ 605.5	$ 545.9
Consolidated Adjusted EBITDA	$ 393.5	$ 427.8	$ 445.5	$ 503.2	$ 658.9	$ 642.6

GREIF PACKAGING SUCCESS TOGETHER™

Note: Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges (income), plus incremental COVID-19 costs, net, plus loss (gain) on disposal of properties, plants, equipment and businesses, net, plus timberland gains, net.

GAAP to Non-GAAP Reconciliation:

Reconciliation of Segment Operating Profit to Adjusted EBITDA

(in millions)	Three Months Ended April 30, 2018	2019	2020	2021
Global Industrial Packaging				
Operating profit	52.2	58.2	75.1	76.4
Less: Other (income) expense, net	2.2	3.3	1.3	2.8
Less: Non-cash pension settlement charges	-	-	-	-
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.8)	(0.1)	(0.7)	(0.3)
Plus: Depreciation and amortization expense	22.9	20.3	21.5	21.2
EBITDA	$ 73.7	$ 75.3	$ 96.0	$ 95.1
Plus: Restructuring charges	6.0	4.4	2.7	10.2
Plus: Acquisition and integration related costs	-	0.2	-	-
Plus: Non-cash asset impairment charges	0.4	-	1.3	0.2
Plus: Non-cash pension settlement charges	-	-	-	-
Plus: Incremental COVID-19 costs, net	-	-	0.4	0.5
Plus: Loss (gain) on disposal of properties, plants, equipment and businesses, net	(1.1)	(3.3)	(1.3)	0.2
Adjusted EBITDA	$ 79.0	$ 76.6	$ 99.1	$ 106.2

Note: Adjusted EBITDA is defined as net income, plus interest expense, net, plus income tax expense, plus depreciation, depletion and amortization expense, plus restructuring charges, plus acquisition and integration related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges (income), plus incremental COVID-19 costs, net, plus loss (gain) on disposal of properties, plants, equipment and businesses, net, plus timberland gains, net.

GAAP to Non-GAAP Reconciliation:

Adjusted Free Cash Flow

(in millions)	Twelve Months Ended October 31,					
	2015	2016	2017	2018	2019	2020
Net cash provided by operating activities	206.3	301.0	305.0	253.0	389.5	454.7
Cash paid for purchases of properties, plants and equipment	(135.8)	(100.1)	(96.8)	(140.2)	(156.8)	(131.4)
Free Cash Flow	70.5	200.9	208.2	112.8	232.7	323.3
Cash paid for acquisition-related costs	-	-	-	-	29.7	17.0
Cash paid for acquisition-related ERP systems	-	-	-	-	0.3	3.3
Cash paid for incremental COVID-19 costs, net	-	-	-	-	-	2.6
Cash paid for debt issuance costs	-	-	-	-	5.1	-
Cash paid for additional U.S. pension contributions	-	-	-	65.0	-	-
Cash provided by operating activites in Venezuela	(4.1)	-	-	-	-	-
Cash paid for capital expenditures in Venezuela	14.0	-	-	-	-	-
Adjusted Free Cash Flow	80.4	200.9	208.2	177.8	267.8	346.2

GREIF PACKAGING SUCCESS TOGETHER™

Note: Adjusted free cash flow is defined as net cash provided by operating activities, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition and integration related costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition and integration related Enterprise Resource Planning (ERP) systems.

GAAP to Non-GAAP reconciliation:

Historical Net Income and Class A Earnings Per Share Excluding Adjustments

(in millions, excpet for per share amounts)	Income before Income Tax (Benefit) Expense and Equity Earnings of Unconsolidated Affiliates, net	Income Tax (Benefit) Expense	Equity Earnings	Non-Controlling Interest	Net Income (Loss) Attributable to Greif, Inc.	Diluted Class A Earnings Per Share
Twelve Months Ended October 31, 2020	186.1	63.3	(1.5)	15.5	108.8	1.83
(Gain) loss on disposal of properties, plants, equipment and businesses, net	19.6	(4.7)	-	0.6	23.7	0.40
Restructuring charges	38.7	9.0	-	1.0	28.7	0.48
Non-cash asset impairment charges	18.5	3.9	-	-	14.6	0.25
Acquisition and integration related costs	17.0	4.1	-	-	12.9	0.22
Non-cash pension settlement charges	0.3	-	-	-	0.3	0.01
Incremental COVID-19 costs, net	2.6	0.7	-	-	1.9	0.03
Excluding Adjustments	282.8	76.3	(1.5)	17.1	190.9	3.22
Twelve Months Ended October 31, 2019	262.0	70.7	(2.9)	23.2	171.0	2.89
(Gain) loss on disposal of properties, plants, equipment and businesses, net	(10.2)	(2.4)	-	(2.5)	(5.3)	(0.09)
Restructuring charges	26.1	4.4	-	0.8	20.9	0.36
Non-cash asset impairment charges	7.8	1.9	-	0.1	5.8	0.10
Acquisition and integration related costs	29.7	4.3	-	-	25.4	0.43
Debt extinguishment charges	22.0	5.3	-	-	16.7	0.28
Tax net benefit resulting from the Tax Reform Act	-	0.5	-	-	(0.5)	(0.01)
Excluding Adjustments	337.4	84.7	(2.9)	21.6	234.0	3.96
Twelve Months Ended October 31, 2018	299.8	73.3	(3.0)	20.1	209.4	3.55
(Gain) loss on disposal of properties, plants, equipment and businesses, net	(6.4)	(0.9)	-	(0.5)	(5.0)	(0.09)
Restructuring charges	18.6	3.1	-	0.6	14.9	0.26
Non-cash asset impairment charges	8.3	1.5	-	-	6.8	0.11
Acquisition and integration related costs	0.7	-	-	-	0.7	0.01
Non-cash pension settlement charge	1.3	0.2	-	-	1.1	0.02
Provisional tax net benefit resulting from the Tax Reform Act	-	19.2	-	-	(19.2)	(0.33)
Excluding Adjustments	322.3	96.4	(3.0)	20.2	208.7	3.53
Twelve Months Ended October 31, 2017	200.3	67.2	(2.0)	16.5	118.6	2.02
(Gain) loss on disposal of properties, plants, equipment and businesses, net	1.3	(0.7)	-	(0.2)	2.2	0.04
Restructuring charges	12.7	(2.2)	-	0.6	14.3	0.24
Non-cash asset impairment charges	20.8	0.1	-	0.1	20.6	0.35
Acquisition and integration related costs	0.7	0.2	-	-	0.5	0.01
Non-cash pension settlement charge	27.1	10.2	-	-	16.9	0.29
Excluding Adjustments	262.9	74.8	(2.0)	17.0	173.1	2.95
Twelve Months Ended October 31, 2016	141.2	66.5	(0.8)	0.6	74.9	1.28
(Gain) loss on disposal of properties, plants, equipment and businesses, net	4.2	(2.1)	-	(0.7)	7.0	0.12
Restructuring charges	26.9	4.9	-	2.9	19.1	0.33
Non-cash asset impairment charges	51.4	5.2	-	3.8	42.4	0.71
Acquisition and integration related costs	0.2	0.1	-	-	0.1	-
Excluding Adjustments	223.9	74.6	(0.8)	6.6	143.5	2.44
Twelve Months Ended October 31, 2015	114.8	48.4	(0.8)	(4.7)	71.9	1.23
(Gain) loss on disposal of properties, plants, equipment and businesses, net	2.2	3.5	-	1.5	(2.8)	(0.05)
Timberland gains	(24.3)	(9.4)	-	-	(14.9)	(0.25)
Restructuring charges	40.0	7.7	-	4.1	28.2	0.48
Non-cash asset impairment charges	45.9	5.2	-	-	40.7	0.69
Acquisition and integration related costs	0.3	0.1	-	-	0.2	-
Venezuela devaluation of inventory on other income/expense	(4.9)	-	-	-	(4.9)	(0.08)
Venezuela devaluation of inventory on cost of products sold	9.3	-	-	-	9.3	0.16
Excluding Adjustments	183.3	56.0	(0.8)	0.4	127.7	2.18

GREIF PACKAGING SUCCESS TOGETHER™

GAAP to Non-GAAP reconciliation:

Projected 2021 guidance reconciliation for Adjusted Free Cash Flow

	Fiscal 2021 Guidance Range	
(in millions)	Scenario 1	Scenario 2
Net cash provided by operating activities	$ 407.0	$ 463.0
Cash paid for purchases of properties, plants and equipment	(139.0)	(159.0)
Free cash flow	$ 268.0	$ 304.0
Cash paid for acquisition and integration related costs	7.0	9.0
Cash paid for incremental COVID-19 costs, net	3.0	4.0
Cash paid for acquisition and integration related ERP systems	7.0	8.0
Adjusted free cash flow	$ 285.0	$ 325.0

Fiscal 2022 Financial Commitments Assumptions

- Net sales will be approximately $5.0B in FY22 reflecting a 2018 like economy with the impacts of both the COVID-19 pandemic and the industrial recession in place pre-COVID fully behind us
- Raw material costs increase slightly against current indices in the markets in which we participate; assume OCC cost range of $35/ton - $75/ton (midpoint = $55/ton)
- Raw material price changes are passed to customers through price adjustment mechanisms in contracts or otherwise with customary delay in our GIP business
- FX rates flat to FY21 rates
- DD&A to increase to $250M - $260M by FY22
- Annual other expense to be $5M in FY22
- Cash taxes paid to be $65M - $75M in FY22
- Interest expense is calculated to be $90M - $95M by FY22 based on debt pay down
- OWC is a use of cash in FY22 as a result of higher sales
- Annual CapEx to range between $150M – $170M
- Synergies of $70M to be realized by FY22 ($10M increase vs 2019 investor day assumption)
- Acquisitions or divestitures not contemplated in targets